JANUS ADVISER SERIES

                     Supplement Dated September 13, 2001 to
        Prospectus Dated December 31, 2000 as Supplemented July 30, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR JANUS ADVISER MONEY MARKET FUND DATED DECEMBER 31, 2000. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR PLAN SPONSOR, BROKER OR OTHER FINANCIAL INTERMEDIARY.

The prospectus is modified as follows:

The Janus Adviser Money Market Fund normally accepts purchase and redemption orders and calculates its NAV only on days that both the New York Stock Exchange
(NYSE) and the Federal Reserve Banks are open. In light of the unexpected closure of the NYSE that commenced on September 11, 2001, however, the Janus Adviser Money Market Fund will accept purchase and redemption orders and calculate its NAV on September 13 through the reopening of the NYSE (provided the Federal Reserve Banks remain open). Purchase and redemption deadlines and pricing times will otherwise remain as stated in the Fund's prospectus.